UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to ss. 240.14a-12

OceanFirst Financial Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 30, 2008

Dear OceanFirst Financial Corp. Stockholders:

The purpose of this letter is to clarify that the OceanFirst Financial Corp. Annual Meeting of Stockholders will be held at The Crystal Point Yacht Club, 3900 River Road, at the intersection of State Highway 70, Point Pleasant, New Jersey, on Friday, May 9, 2008, at 10:00 a.m. The OceanFirst Financial Corp. Proxy Statement that you previously received indicated the incorrect day of the week for the Annual Meeting. There are no other corrections to the Proxy Statement.

We apologize for any inconvenience this may have caused.

Sincerely,

John K. Kelly

Corporate Secretary

AMENDED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

This amended Notice Of Annual Meeting replaces the original Notice, filed with the Registrant’s Definitive Proxy Statement on Schedule 14A, due to a typographical error that occurred which resulted in the Original Notice listing the TIME AND DATE of the meeting as “10:00 a.m. on Thursday, May 9, 2008”. The Notice as corrected is “10:00 a.m. on Friday, May 9, 2008.” No other changes are being made to the Notice and Proxy Statement.

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	10:00 a.m. on Friday, May 9, 2008.

PLACE	The Crystal Point Yacht Club, 3900 River Road, at the intersection of State Highway 70, Point Pleasant, New Jersey.

ITEMS OF BUSINESS	(1) The election of three directors of the Company;

(2) The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and

(3) Such other matters as may properly come before the annual meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the annual meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on March 10, 2008.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy card and included in the accompanying proxy statement. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

John K. Kelly
Corporate Secretary

NOTE: Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.